UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 16, 2006

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
1-32970	ALBERTO-CULVER COMPANY (a Delaware corporation) 2525 Armitage Avenue Melrose Park, Illinois 60160 (708) 450-3000	20-5196741

1-5050	NEW ALBERTO-CULVER LLC (a Delaware limited liability company) 2525 Armitage Avenue Melrose Park, Illinois 60160 (708) 450-3000	20-5748577

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction

As previously reported, on June 19, 2006, Alberto-Culver Company (“Old Alberto-Culver”) entered into:

•	an investment agreement, dated as of June 19, 2006, as amended, with CDRS Acquisition LLC (“Investor”), New Aristotle Company (“Merger Sub”), Sally Beauty Holdings, Inc. (formerly known as New Sally Holdings, Inc., “Sally Beauty Holdings”) and Sally Holdings, Inc. (“Sally Holdings”);

•	an employee matters agreement, dated as of June 19, 2006, as amended, with Sally Beauty Holdings, Sally Holdings and New Aristotle Holdings, Inc., subsequently renamed Alberto-Culver Company (“New Alberto-Culver”);

•	a separation agreement, dated as of June 19, 2006, as amended, with Sally Beauty Holdings, Sally Holdings and New Alberto-Culver; and

•	a tax allocation agreement, dated as of June 19, 2006, as amended, with Sally Beauty Holdings, Sally Holdings and New Alberto-Culver.

The agreements provide for the separation of Old Alberto-Culver into two publicly-traded companies: New Alberto-Culver, which owns and operates Old Alberto-Culver’s Consumer Products business, and Sally Beauty Holdings, which owns and operates Old Alberto-Culver’s Sally/BSG Distribution business.

On November 16, 2006 (the “Closing Date”), the parties completed the separation contemplated by the agreements. In the separation,

•	a subsidiary of Sally Beauty Holdings merged with and into Old Alberto-Culver (the “Holding Company Merger”) and each share of Old Alberto-Culver common stock was converted into a share of Sally Beauty Holdings, which shares following completion of the transactions represent approximately 52.45% of the common stock of Sally Beauty Holdings on a fully diluted basis;

•	Old Alberto-Culver was converted into a limited liability company and contributed to New Alberto-Culver;

•	Sally Beauty Holdings issued shares of Class A common stock to Investor and its affiliate, CD&R Parallel Fund VII, L.P. for $575 million, which in the aggregate represent approximately 47.55% of the common stock of Sally Beauty Holdings on a fully diluted basis;

•	Sally Holdings incurred approximately $1.85 billion of debt;

•	Sally Beauty Holdings effected a $25.00 per share special cash dividend to holders of record of its common stock as of November 16, 2006; and

•	Sally Beauty Holdings effected a dividend of one share of common stock of New Alberto-Culver for each share of common stock of Sally Beauty Holdings held of record as of November 16, 2006.

Item 1.01. Entry into of a Material Definitive Agreement.

On the Closing Date, New Alberto-Culver entered into a Second Supplemental Indenture with Old Alberto-Culver and The Bank of New York Trust Company, N.A., as successor in interest to J.P. Morgan Trust Company, N.A., successor in interest to Bank One N.A., formerly The First National Bank of Chicago, as trustee. The Second Supplemental Indenture supplements the indenture, dated as of June 10, 1998, as supplemented, relating to Old Alberto-Culver’s $120 million of 6.375% debentures due June 15, 2028 (the “Debentures”). Pursuant to the Second Supplemental Indenture, New Alberto-Culver fully and unconditionally guaranteed the obligations of Old Alberto-Culver with respect to the Debentures. A copy of the Second Supplemental Indenture is attached hereto as Exhibit 4.1 and incorporated by reference herein.

Item 1.02. Termination of a Material Definitive Agreement.

As previously reported, on June 18, 2006, Alberto-Culver entered into a termination agreement with Howard B. Bernick, the then Chief Executive Officer and President and a director of Alberto-Culver; a termination and consulting agreement with Mr. Michael H. Renzulli, the then Chairman of Sally Holdings; and a termination agreement with Mr. Gary G. Winterhalter, the then President of Sally Holdings. Pursuant to those agreements, the respective severance agreements of Messrs. Bernick, Renzulli and Winterhalter with Old Alberto-Culver were terminated on the Closing Date. Also pursuant to the agreements, on the Closing Date, Mr. Bernick ceased to be the President and Chief Executive Officer and a director of Old Alberto-Culver and New Alberto-Culver and Messrs. Renzulli and Winterhalter ceased to be officers and employees of Old Alberto-Culver. In connection with his termination agreement, Mr. Bernick signed a release for the benefit of Old Alberto-Culver and New Alberto-Culver. In connection with his termination and consulting agreement, Mr. Renzulli signed a release for the benefit of Old Alberto-Culver, New Alberto-Culver and Sally Holdings. The termination agreements and the termination and consulting agreement were described in, and filed as exhibits to, Old Alberto-Culver’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 22, 2006. They are also described in the proxy statement/prospectus-information statement filed with the SEC by Old Alberto-Culver as a Proxy Statement and New Alberto-Culver as an exhibit to its Registration Statement on Form 10. The descriptions of the termination agreements and the termination and consulting agreement contained in the proxy statement/prospectus-information statement are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.03. Material Modification to Rights of Security Holders.

On the Closing Date, New Alberto-Culver amended and restated its certificate of incorporation (the “Amended and Restated Certificate of Incorporation”) and by-laws (the “Amended and Restated By-laws”). A description of the material provisions of the Amended and Restated Certificate of Incorporation and Amended and Restated By-laws is included in the proxy statement/prospectus-information statement. Copies of the Amended and Restated Certificate of Incorporation and Amended and Restated By-laws are filed as Exhibits 4.1 and 4.2, respectively, to New Alberto-Culver’s Registration Statement on Form S-8 filed with the SEC on November 17, 2006 and incorporated herein by reference.

In addition, on the Closing Date, Old Alberto-Culver converted from a Delaware corporation to a Delaware limited liability company. The sole member of Old Alberto-Culver is New Alberto-Culver.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01. Change in Control of Registrant.

As described above in the “Introduction” section of this Current Report on Form 8-K, on the Closing Date, pursuant to the Holding Company Merger, Old Alberto-Culver became a wholly-owned subsidiary of Sally Beauty Holdings, and was subsequently contributed to New Alberto-Culver. New Alberto-Culver is the sole member of Old Alberto-Culver.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Resignation of Directors and Certain Executive Officers

On the Closing Date, John A. Miller resigned from the Boards of Directors of Old Alberto-Culver and New Alberto-Culver. In addition, on the Closing Date, Howard B. Bernick resigned from the Boards of Directors and from his position as President and Chief Executive Officer of Old Alberto-Culver and New Alberto-Culver.

On the Closing Date, Messrs. Renzulli and Winterhalter ceased to be employees of Old Alberto-Culver and its subsidiaries.

Appointment of Principal Executive Officer

Effective as of the Closing Date, V. James Marino became the President and Chief Executive Officer and a Director of New Alberto-Culver. Mr. Marino will serve on the Executive Committee of the Board of Directors of New Alberto-Culver. Prior to the transactions, Mr. Marino served as the President of Alberto-Culver Consumer Products Worldwide since October 2004. From July 2002 to October 2004, Mr. Marino served as the President of Alberto Personal Care Worldwide, a division of Alberto-Culver. From 2000 to July 2002, he served as Group Vice President of Marketing, Alberto-Culver North America.

Effective as of the Closing Date, Mr. Marino’s annual salary was increased to $725,000. In addition, the Compensation and Leadership Development Committee of the Board of Directors of New Alberto-Culver has approved the following grants to be made to Mr. Marino on December 1, 2006:

•	A stock option grant with a total aggregate exercise price of approximately $3,963,000 under the Employee Stock Option Plan of 2006 (“Stock Option Plan”). The actual number of common shares subject to such stock option grant and the exercise price of such option will be determined based on the fair market value (as defined in the 2006 Option Plan) of the common stock of New Alberto-Culver on December 1, 2006.

•	A restricted stock grant with a total fair market value of $1,000,000 under the 2006 Restricted Stock Plan (“Restricted Stock Plan”). The actual number of restricted shares will be determined based on the fair market value (as defined in the Restricted Stock Plan) of the common stock of New Alberto-Culver on December 1, 2006.

•	A grant of 365 performance units under the Shareholder Value Incentive Plan (“SVIP”) for the two-year performance period of October 1, 2006 to September 30, 2008. Each such performance unit has a threshold value of $500, a target value of $1,000 and a maximum value of $2,000.

•	A grant of 365 performance units under the SVIP for the three-year performance period of October 1, 2006 to September 30, 2009. Each such performance unit has a threshold value of $500, a target value of $1,000 and a maximum value of $2,000.

Reduction of Size of Board of Directors

Effective with the resignations of Messrs. Bernick and Miller as directors of New Alberto-Culver on the Closing Date, the appointment of Mr. Marino as a director of New Alberto-Culver on the Closing Date and the resignation of William W. Wirtz as a director of Old Alberto-Culver and New Alberto-Culver on November 17, 2006 (which was disclosed in the Current Report on Form 8-K of Old Alberto-Culver and New Alberto-Culver filed with the SEC on November 3, 2006), the board of directors of New Alberto-Culver was reduced to nine and the board of directors of Old Alberto-Culver was reduced to eight members.

Designation of Director Classes

Effective as of the Closing Date, the directors of New Alberto-Culver were designated to the following classes:

Sam J. Susser	Class I

Jim Edgar	Class I

A. G. Atwater, Jr.	Class I

Carol L. Bernick	Class II

King Harris	Class II

V. James Marino	Class II

Robert H. Rock	Class III

Leonard H. Lavin	Class III

James G. Brocksmith, Jr.	Class III

The terms of Class I, II and III directors will expire as of the first, second and third annual meetings, respectively, of the stockholders of New Alberto-Culver following the Closing Date. Thereafter, any director elected to any Class will have a three year term.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information included in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Alberto-Culver Company (filed as Exhibit 4.1 to New Aristotle Holdings, Inc.’s Registration Statement on Form S-8 (registration no. 333-138794) and incorporated herein by reference thereto).

3.2	Amended and Restated By-laws of Alberto-Culver Company (filed as Exhibit 4.2 to New Aristotle Holdings, Inc.’s Registration Statement on Form S-8 (registration no. 333-138794) and incorporated herein by reference thereto).

3.3	Certificate of Formation of New Alberto-Culver LLC.

3.4	Limited Liability Company Agreement of New Alberto-Culver LLC.

4.1	Second Supplemental Indenture, dated as of November 16, 2006, among Alberto-Culver Company, New Alberto-Culver LLC and The Bank of New York Trust Company, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBERTO-CULVER COMPANY NEW ALBERTO-CULVER LLC

Dated: November 21, 2006	By:	/s/ William J. Cernugel
	Name:	William J. Cernugel
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Alberto-Culver Company (filed as Exhibit 4.1 to New Aristotle Holdings, Inc.’s Registration Statement on Form S-8 (registration no. 333-138794) and incorporated herein by reference thereto).

3.2	Amended and Restated By-laws of Alberto-Culver Company (filed as Exhibit 4.2 to New Aristotle Holdings, Inc.’s Registration Statement on Form S-8 (registration no. 333-138794) and incorporated herein by reference thereto).

3.3	Certificate of Formation of New Alberto-Culver LLC.

3.4	Limited Liability Company Agreement of New Alberto-Culver LLC.

4.1	Second Supplemental Indenture, dated as of November 16, 2006, among Alberto-Culver Company, New Alberto-Culver LLC and The Bank of New York Trust Company, N.A.